UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 08, 2026

Ovintiv Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1700, 370 17th Street
Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 623-2300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Shareholders of Ovintiv Inc. (the “Company”) held on May 6, 2026, the following matters, as further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2026 (the “Proxy Statement”), were submitted to a vote of holders of the Company’s common stock.

1. Election of Directors

Each nominee listed in the Proxy Statement was elected as a director of the Company. The results of the vote by ballot were as follows:

	Shares For	Shares Against	Abstain	Broker Non-vote
Sippy Chhina	219,141,816	1,147,078	302,766	14,710,703
Meg A. Gentle	217,733,017	2,555,580	303,063	14,710,703
Gregory P. Hill	219,958,195	318,726	314,739	14,710,703
Ralph Izzo	217,084,203	3,201,032	306,425	14,710,703
Terri G. King	219,869,206	421,482	300,972	14,710,703
Howard J. Mayson	218,559,824	1,727,532	304,304	14,710,703
Brendan M. McCracken	219,990,062	301,536	300,062	14,710,703
Steven W. Nance	216,320,763	3,965,224	305,673	14,710,703
George L. Pita	219,920,329	366,574	304,757	14,710,703
Thomas G. Ricks	211,920,523	8,363,019	308,118	14,710,703
Brian G. Shaw	217,438,225	2,849,399	304,036	14,710,703

2. Advisory Vote to Approve Compensation of Named Executive Officers

The results of the non-binding advisory vote for the compensation of the Company’s named executive officers were as follows:

Shares For	Shares Against	Abstain	Broker Non-vote
212,529,856	7,328,913	732,891	14,710,703

3. Ratification of PricewaterhouseCoopers LLP as Independent Auditors

The results for the ratification of PricewaterhouseCoopers LLP, Chartered Accountants, as the Company’s independent auditors were as follows:

Shares For	Shares Against	Abstain	Broker Non-vote
229,536,390	5,488,534	277,439	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated May 8, 2026.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ovintiv Inc. (Registrant)

Date: May 8, 2026	/s/ Dawna I. Gibb
Dawna I. Gibb
Assistant Corporate Secretary